UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2023
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Frontier Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4545 Airport Way
Denver, CO 80239
(720) 374-4490
(Address of principal executive offices, including zip code, and Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 11, 2023, in connection with the financing of pre-delivery payments with respect to certain aircraft that Frontier Airlines, Inc. (“Frontier”), a wholly owned subsidiary of Frontier Group Holdings, Inc. (the “Company”), has on order (the “PDP Financing Facility”), Vertical Horizons, Ltd., as borrower (“Vertical Horizons”), entered into a Ninth Amended and Restated Credit Agreement, by and among Vertical Horizons, Citibank, N.A., as facility agent and arranger (“Citibank”), Bank of Utah, not in its individual capacity but solely as security trustee (“Security Trustee”), and each lender identified on Schedule I thereto (the “Credit Agreement”). The Credit Agreement amended and restated in its entirety the Eighth Amended and Restated Credit Agreement, dated as of June 30, 2022, by and among Vertical Horizons, Citibank, the Security Trustee, and each lender identified on Schedule I thereto (as amended from time to time, the "Prior Credit Agreement"), to, among other things, add additional lenders, increase the commitments under the PDP Financing Facility from $270 million to $365 million, and terminate the line of credit borrowing available under the Prior Credit Agreement.

In connection with the execution of the Credit Agreement, Vertical Horizons, International Aero Engines, LLC, Security Trustee, and Frontier entered into a Fourth Amended and Restated IAE Engine Benefits Agreement A320neo and A321neo Aircraft (2023, 2024, 2025 and 2026 Deliveries), dated as of August 11, 2023, and Vertical Horizons, Security Trustee, and Airbus S.A.S. entered into an Amended and Restated Step-In Agreement, dated as of August 11, 2023, each modified to reflect the adjusted terms in the Credit Agreement. Frontier also entered into a ninth amended and restated guarantee in favor of the Security Trustee, dated as of August 11, 2023, Frontier Airlines Holdings, Inc., a wholly owned subsidiary of the Company, entered into a ninth amended and restated guarantee in favor of the Security Trustee, dated as of August 11, 2023, and the Company entered into a second amended and restated guarantee in favor of the Security Trustee, dated as of August 11, 2023.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference to the extent responsive to Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

Date: August 14, 2023	By:	/s/ Howard M. Diamond
Howard M. Diamond
General Counsel and Secretary